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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 14, 2004

                           DVI Receivables Corp. VIII
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             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                   333-81454                    25-1824148
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     (State or Other               (Commission                 (IRS Employer
Jurisdiction of Formation)         File Number)           Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A

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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. Other Events and Required FD Disclosure

On January 14, 2004, DVI Financial Services Inc., as servicer (the "Servicer"), made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables VIII, L.L.C., DVI Receivables X, L.L.C., DVI Receivables XI, L.L.C., DVI Receivables XII, L.L.C., DVI Receivables XIV, L.L.C., DVI Receivables XVI, L.L.C., DVI Receivables XVII, L.L.C., DVI Receivables XVIII, L.L.C. and DVI Receivables XIX, L.L.C. (collectively, the "Issuers"), certain information from its monthly servicer reports for the payment dates of January 12, January 13, and January 14, 2004, as applicable, which information is attached hereto as Exhibits 99.1 through 99.9 (collectively, the "January Information"). The Servicer previously noted in a Form 8-K dated January 12, 2004 that it would file such limited reports as part of its settlement agreement between the Servicer and Lyon Financial Services, Inc. d/b/a US Bancorp Portfolio Services ("USBPS"), the Ad Hoc Committee of Securitization Noteholders (the "Ad Hoc Committee"), the Trustee and certain other parties (the "Settlement Agreement"). It is the intention of the Servicer and USBPS to issue a replacement cumulative servicer report covering the August through December 2003 period as soon as practicable after February 3, 2004, the date of a hearing in U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), assuming that the Settlement Agreement is approved at such hearing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Exhibits

            99.1 DVI Receivables VIII 1991-1 Servicer Report for the Payment Date January 13, 2004

            99.2 DVI Receivables X 1999-2 Servicer Report for the Payment Date January 13, 2004

            99.3 DVI Receivables XI 2000-1 Servicer Report for the Payment Date January 14, 2004

            99.4 DVI Receivables XII 2000-2 Servicer Report for the Payment Date January 12, 2004

            99.5 DVI Receivables XIV 2001-1 Servicer Report for the Payment Date January 12, 2004

            99.6 DVI Receivables XVI 2001-2 Servicer Report for the Payment Date January 12, 2004

            99.7 DVI Receivables XVII 2002-1 Servicer Report for the Payment Date January 12, 2004
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            99.8  DVI Receivables XVIII 2002-2 Servicer Report for the Payment
                  Date January 12, 2004

            99.9 DVI Receivables XIX 2003-1 Servicer Report for the Payment Date January 12, 2004

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about the Company's expectations, including such intentions and expectations with respect to Bankruptcy Court approval of the Settlement Agreement and the preparation of servicer reports. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DVI RECEIVABLES CORP. VIII

                                        By:      /s/ John P. Boyle
                                              ---------------------
                                              John P. Boyle
                                              Vice President &
                                              Chief Executive Officer

Dated: January 14, 2004